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                                                                   EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 14, 1997, included in Advanced Environmental Recycling Technologies, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP

Dallas, Texas
December 17, 1997